Exhibit 10.10

Amendment No. 1 to the Master Support Agreement
between
Sun Microsystems, Inc. and Inprise Corporation

THIS AMENDMENT NO. 1 (the “MSA Amendment”) to the Master Support Agreement No. 55709 (the “MSA”) between Sun Microsystems, Inc., located at 901 San Antonio Road, Palo Alto, California 94303 (“Sun”) and Inprise Corporation, (formerly known as Borland International, Inc.), and located at 100 Enterprise Way, Scotts Valley, CA 95066, (“Borland” or “Customer”), is made and entered into by and between the same parties. The parties agree as follows:

            WHEREAS Borland has been receiving support under a Master Support Agreement, dated June 15, 2000, (Sun legal files index agreement no. 55709), including Updates and Upgrades, Java Engineering Connection and TCK Support for Sun’s Java 2 Platform Enterprise Edition Technology (“J2EE”),

            WHEREAS Borland has been receiving support for Sun’s Java 2 Platform Standard Edition Development Kit under a Technology License and Distribution Agreement (“TLDA”) dated October 31, 1995,

            WHEREAS Borland desires to begin receiving support for Sun’s Java 2 Micro Edition Connected Limited Device Configuration (“CLDC”), Java 2 Micro Edition Mobile Information Device Profile (“MIDP”), and Personal Java Platform,

            NOW THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

1.        Section 2.1 of the MSA is hereby deleted in its entirety and replaced with the following:

“2.1     Term and Termination. Notwithstanding the Effective Date of the MSA, the term of support as amended hereunder, shall commence on December 29, 2000 and end on December 28, 2001. Thereafter, Borland may renew the MSA for up to four, one-year terms, upon thirty days written notice prior to the end of the preceding year. Fees for any renewal term are as set forth in the Sun Software and Technology Worldwide Price List and are nonrefundable and due in advance. Either party may terminate this Agreement by written notice (i) immediately, upon material breach by the other party of the confidentiality provisions of this Agreement; or (ii) if the other party fails to cure any material remediable breach within thirty (30) days of receipt of written notice of the breach.”

2.        Support Program Fees. Upon execution of this MSA Amendment, Borland shall pay to Sun, a nonrefundable payment in the amount of *****, less a credit of ***** for a total of ***** for the right to receive support under the MSA as amended hereunder, for the one year term commencing on December 29, 2000.

3.        With respect to the Java Application Environment, and Java 2 Platform Standard Edition, this MSA Amendment supersedes Section 3.0 (page 7-8) and Section 3. of Exhibit C of the TLDA entered into by the parties hereto. Upon execution of this MSA Amendment and payment of the fees due under section 2., no support or upgrades, and no Updates and Support Fee shall be due for the Java Application Environment or the Java 2 Platform Standard Edition Development Kit under the TLDA.

*****	Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

4.        The parties agree to add the following Java Technology Program Modules:

            a. Attachment A-4: Updates and Upgrades [PersonalJava and J2SE]

            b. Attachment A-5: Java Engineering Connection [PersonalJava and J2SE]

            c. Attachment A-6: TCK [PersonalJava and J2SE]

            d. Attachment A-7: Base Porting Kit [CLDC, MIDP]

            e. Attachment A-8: Java Engineering Connection - Gold [CLDC, MIDP]

5.        Section 1.2 of Attachment A-3 Java Technology Program Module (TCK Support for J2EE) of the MSA is hereby amended to add the following to the list of Customer Product Line(s): “JBuilder, JBuilder Handheld Express, JdataStore, MIDAS Client for Java, AppCenter, and VisiBroker, Customer’s integrated developer tool environments and integrated developer tool environment supplemental products using Java platform technology.”

Except as expressly amended herein, the MSA shall remain unaltered and in full force and effect. The parties have caused this Amendment to be executed by their authorized representatives.

Sun Microsystems, Inc.		Inprise Corporation

By:	/s/ Sheila R. Kerr	By:	/s/ Keith E. Gottfried

FOR NEAL CIVJAN

Name:	Sheila R. Kerr	Name:	Keith E. Gottfried

	(printed or typed)		(printed or typed)

Title:	Manager, Sales OPS	Title:	Senior Vice President, General Counsel & Corporate Secretary

Date:	12/29/00	Date:	12/29/00

ATTACHMENT A-4

JAVA TECHNOLOGY PROGRAM MODULE
(UPDATES AND UPGRADES)

            This Program Module sets forth the Updates and Upgrades (defined below) program provided by Sun directly to Customer for Supported Products and Technologies. For purposes of this Program Module, “Technology License” means an agreement in effect with Sun or any of its affiliated companies at the time of an Incident and pursuant to which, Customer has been granted at a minimum the right to use Supported Products and Technology(ies) in source form.

1.0	Supported Products and Technologies:

Java 2 Platform Standard Edition Development Kit (source)

Personal Java Platform Technology (source)

2.0	Definitions

2.1       “Updates” means modifications, variations and enhancements, to the extent included in a patch or release of the Supported Product or Technology unless otherwise specified herein, which Sun generally licenses as a part of a Supported Product or Technology. This term does not include additional reference implementations or ports of any Java technology unless specifically licensed in the Technology License.

2.2       “Upgrades” means new versions of the Supported Products and Technologies designated exclusively by Sun as an “Upgrade” and released by Sun from time to time.

3.0	Support Features

            * Access to Java Technology Licensee Website: On-line access to: Each Supported Product or Technology in source form, Upgrades, Updates, early access versions and interim builds of the same. As available, on-line access to: additional documentation, such as, technology specifications, white papers, and frequently asked questions (FAQs). Ability to submit, query, edit and retrieve Incident and Error reports related to Customer’s account and access Error Corrections. All Java Technology Licensee Website Updates, Upgrades, interim builds and early access versions related to a Supported Product or Technology shall be made available to Customer at the same time that other Customers who have purchased Update and Upgrade Support from Sun for such Supported Product or Technology, which in some cases, may be earlier than other Customers with a Technology License from Sun who have not purchased these Support services.

            *Learning Modules: Customer shall have access to the learning modules that Sun makes available from time to time for certain of the Supported Products and Technologies.

            *Response Time: Sun will use reasonable commercial efforts to acknowledge receipt of service requests related to downloading issues within three (3) business days. Acknowledgments are measured from the time Customer first contacts Sun with a service request to the time Sun makes its response.

            * Product Release Information and Updates: Periodic description of plans for Supported Products and Technologies.

            *Customer Contacts: One (1) Customer Contact.

            * Unique User ID: Sun will provide the Customer Contact with an unique user ID and password which cannot be transferred to other Customer employees, contractors or agents.

4.0	Customer Obligations and Exclusions

4.1       Customer Contact. The Customer Contact must be identified in writing to Sun within thirty (30) days of the Effective Date. The Customer Contact must be located at Customer Site. Customer must notify Sun’s Licensee

Support Engineer in writing whenever the Customer Contact changes. Sun will not be responsible for any delays or damages resulting from Customer’s failure to notify Sun of a change in its Customer Contact.

5.0	Payments

5.1       Fees. In order to receive the Support described in this Program Module, Customer must pay a Program fee per Supported Product and Technology specified in this Program Module. Fees will be invoiced annually in advance. Program Fees shall be non-refundable and shall be due at Sun upon execution of this Agreement by the parties. The Program Fee for the initial year of Support under this Program Module is as specified in Amendment No. 1 to the MSA, for the two Supported Technologies indicated above.

5.2       Additional Supported Products. The term of Support for any additional Supported Products and Technologies hereunder will be coterminous with the term of the Agreement. Fees due for such Support will be prorated on a twelve (12) month basis. The commencement date of additional Support will be the date the parties execute an additional Program Module for such additional Supported Products and Technologies.

6.0	Customer Site: 100 Enterprise Way, Scotts Valley, CA 95066

Sun Microsystems, Inc.			Customer: Inprise Corporation

Signed:	/s/ Sheila R. Kerr	Signed:	/s/ Keith E. Gottfried

FOR NEAL CIVJAN

Name:	Sheila R. Kerr	Name:	Keith E. Gottfried

	(printed or typed)		(printed or typed)

Title:	Manager Sales OPS	Title:	Senior Vice President, General Counsel & Corporate Secretary

Date:	12/29/00	Date:	12/29/00

ATTACHMENT A-5
JAVA TECHNOLOGY PROGRAM MODULE
(JAVA ENGINEERING CONNECTION)

            This Program Module sets forth the Support provided by Sun directly to Customer for Supported Products and Technologies. For purposes of this Program Module, “Technology License”“means an agreement in effect with Sun or any of its affiliated companies at the time of an Incident and pursuant to which, Customer has been granted at a minimum the right to use Supported Products and Technology(ies) in source form.

1.0 Customer Support Information

1.1	Supported Products and Technologies:

Java 2 Platform Standard Edition Development Kit (source)

Personal Java Platform Technology (source)

1.2	Customer Site:

Address: 100 Enterprise Way, Scotts Valley, CA 95066

2.0	Support Features

            * Access to Java Technology Licensee Website: On-line access to: porting guides; additional documentation (as available), such as, white papers; frequently asked questions (FAQs), and technology-related informational updates. Ability to submit, query, edit and retrieve Incident and Error reports related to Customer’s account and access Error Corrections. Access to contact information for business and non-technical issues related to the Supported Products and Technologies. All Java Technology Licensee Website contents related to a Supported Product or Technology shall be made available to Customer at the same time that Sun, in its sole discretion, makes it available to Customers with a Technology License from Sun for that Supported Product or Technology.

            *Areas Covered: Architectural advice, Error and Incident tracking, and questions regarding building a binary version of the Supported Product or Technology for one of Sun's reference platforms on the supported hardware and operating system configurations specified by Sun. TCK-related Incidents and Errors are specifically excluded.

            * Licensee Support Engineer. Includes the following:

            – A Licensee Support Engineer (“LSE””) designated by Sun will serve as a point of contact for the Customer and assist the Customer in evaluating service levels and resolving outstanding technical issues related to Supported Products and Technologies. The LSE will also provide first-hand information about Java technology source development. The LSE will contact Customer within thirty (30) days from the Agreement Effective Date to schedule an initial meeting or conference call, as appropriate. As a result of the initial meeting, the LSE will produce a Customer Support needs and requirements document which will serve to guide Sun’s delivery of Support Services to Customer.

            – Customer and the LSE may hold further meetings or calls as necessary to finalize the needs and requirements document for Customer’s project. The LSE and Customer, at minimum, will meet at the start of any new Customer project involving the Supported Products and Technologies.

            – Each party generally will be responsible for its own travel expenses related to all meetings. However, Sun in its sole discretion, may agree to pay certain travel expenses for Customer if a meeting is held at Sun’s facilities.

            * Product Release Information: Periodic description of plans for Supported Products and Technologies.

            *Technical Assistance and Support: Access to Sun Java technology support staff composed of one (1) LSE which Sun will identify to Customer in writing and other advisory personnel as needed by telephone, e-mail, facsimile and internet communications to receive up to 20 staff hours per week of debugging advice, porting assistance and bug or other issue tracking. Customer cannot carry forward, transfer or obtain a refund for unused support hours. Such Sun personnel will be available Monday through Friday, excluding Sun holidays.

            Hours of Support Coverage:

                 Europe, Middle East and Africa – 8:30AM to 4:30PM United Kingdom time zone

                Americas – 8:00AM to 5:00 PM Pacific time zone

                Asia/Pacific – 9:00AM to 6:00PM Singapore time.

            *Response Time: Sun will use reasonable commercial efforts to acknowledge receipt of service requests within three (3) business days. Acknowledgments are measured from the time Customer first contacts Sun with a service request to the time Sun makes its response.

            *Error Corrections: When made generally available by Sun to commercial licensees of the applicable Java Technology. Also made available in response to an Incident if Sun, in its sole discretion, deems it appropriate.

            *Customer Contacts: Up to three (3) Customer Contacts.

            * Unique User ID: Sun will provide the Customer Contacts with a unique user ID and password which cannot be transferred to other Customer employees, contractors or agents.

            * Product Release Information: Periodic description of plans for Supported Products and Technologies.

            *Technology Forums: Subject to availability and space limitations, Customer may send up to two (2) employees to attend one (1) technology-specific event sponsored by Sun during the term of this Agreement at no charge. Sun, at its option, may charge Customer for attendance at additional technology events within the Agreement term. These technology events are provided by Sun on a periodic basis at Sun-designated sites. Customer is responsible for all travel, lodging and other expenses for its employees attending such events.

3.0	Customer Responsibilities

3.1       Error Corrections. Customer may make identical copies of Error Corrections for its internal use only. Customer may make no more copies than the number of Sun authorized copies of the Supported Products and Technologies permitted in the Technology License. Each copy of an Error Correction made by Customer must contain a label (a legend, for on-line versions) which includes the information included on the original copy provided by Sun, including all applicable copyright and trademark notices.

3.2       Unmodified Supported Product.

            A.         Binary Code. To the extent portions of a Supported Product or Technology are provided by Sun in binary form only, Customer may obtain Support for such binary code portions only if: (i) Customer is requesting Support for an unmodified portion of the Supported Product or Technology, and (ii) Customer is able to demonstrate the problem with an unmodified copy of the Supported Product or Technology to Sun’s satisfaction.

            B.        Source Code. Customer may obtain Support for the source code version of the Supported Product or Technology under this Agreement only if: (i) Customer is requesting Support for an unmodified portion of the Supported Product or Technology running on platforms then currently supported by Sun and licensed to Customer in the Technology License; (ii) Customer is able to demonstrate the problem with an unmodified copy of the

Supported Product or Technology to Sun’s satisfaction; and (iii) Customer makes reasonable efforts to identify the lines of source code related to a service request. If Customer cannot correctly identify the lines of source code related to a problem, Sun will use commercially reasonable efforts to meet the response times described in this Program Module but will not be obligated to provide Support within such response times.

3.3       Customer Contacts. Customer Contacts must be identified in writing to Sun within thirty (30) days of the Effective Date. All Customer Contacts must be located at Customer Site. Customer must notify Sun’s Licensee Support Engineer in writing whenever the Customer Contacts change. Sun will not be responsible for any delays or damages resulting from Customer’s failure to notify Sun of a change in its Customer Contacts.

3.4       End User Support. Customer shall provide technical and maintenance support services to Customer’s Distributors and End Users in accordance with Customer’s standard support practices. Sun shall not be responsible for providing any support to Customer’s Distributors and End Users for the Supported Products and Technologies.

4.0	Exclusions

4.1       Exceptions to Support Obligations. Sun has no obligation to provide Support under this Program Module, should such Support be required because of: (i) failure of Supported Product or Technology due to improper use; (ii) any alterations or modifications not authorized by Sun; (iii) causes external to Supported Product or Technology, including but not limited to, degrading effects caused by other software, hardware or environmental factors which prevents Supported Product or Technology from functioning properly. Support of the source code version of a Supported Product or Technology will not include writing or testing new source code, modified source code or device drivers on behalf of the Customer.

4.2       Customer Sites. Support under this Program Module is provided only for Supported Product or Technology located at the Customer Site. Support for additional Customer Sites may be purchased from Sun at an additional fee.

4.3       Supported Releases. Support is only available for the most current release, and in Sun’s sole discretion, one (1) previous version release of the Supported Product or Technology.

5.0	Payments

            In order to receive the Support described in this Program Module, Customer must pay the Program Fees specified in this Program Module. Fees will be invoiced annually in advance. Program Fees shall be non-refundable and shall be due at Sun upon execution of this Agreement by the parties. The Program Fee for the initial year of Support under this Program Module is as specified in Amendment No. 1 to the MSA, for the two Supported Technologies indicated above.

6.0	Additional Supported Products

            The term of Support for any additional Supported Products and Technologies hereunder will be coterminous with the term of the Agreement. Fees due for such Support will be prorated on a twelve (12) month basis. The commencement date of additional Support will be the date the parties execute an additional Program Module for such additional Supported Products and Technologies.

Sun Microsystems, Inc.			Customer: Inprise Corporation

Signed:	/s/ Sheila R. Kerr	Signed:	/s/ Keith E. Gottfried

FOR NEAL CIVJAN

Name:	Sheila R. Kerr	Name:	Keith E. Gottfried Senior Vice President, General Counsel & Corporate Secretary

	(printed or typed) 12/29/00		(printed or typed) 12/29/00

Title:	Manager, Sales OPS	Title:

/s/ Sheila R. Kerr

Date:	12/29/00	Date:

ATTACHMENT A-6
JAVA TECHNOLOGY PROGRAM MODULE
(TCK SUPPORT)

            This Program Module sets forth the Support provided by Sun directly to Customer for the Technology Compatibility Kit (“TCK”) for Supported Products and Technologies. For purposes of this Program Module, “Technology License”“means an agreement in effect with Sun or any of its affiliated companies at the time of an Incident and pursuant to which, Customer has been granted, at a minimum, the right to use Supported Products and Technology(ies) in source form.

1.0 Customer Support Information.

1.1	Supported Products and Technologies:

Java 2 Platform Standard Edition Development Kit (source)

Personal Java Platform Technology (source)

1.2	Customer Product Line(s):

            JBuilder, JBuilder Handheld Express, JdataStore, MIDAS Client for Java, AppCenter, and VisiBroker, Customer’s integrated developer tool environments and developer tool supplemental products using Java platform technology. AppServer, Customer’s enterprise application deployment product using J2SE Technology.

1.3	Customer Site(s):

Address: 100 Enterprise Way, Scotts Valley, CA 95066

2.0	Definitions

2.1       “Product Line” means one (1) or more Customer products that, in addition to implementing or incorporating the same Supported Product or Technology, have substantially similar specifications for hardware, software, processors and other design elements. The Customer Product Lines for which Sun will provide Support shall be specified in this Program Module.

3.0	Support Features

            * Access to TCK: Customer will have on-line access to the TCK for each Supported Product or Technology in binary and source form, the TCK User Guide, Error Corrections to the same; frequently asked questions (FAQs) and TCK informational updates. The TCK for each Supported Product or Technology shall be made available to Customer at the same time that Sun, in its sole discretion, makes it available to commercial licensees of that Supported Product or Technology.

            *Test Harness Set-Up Support: Customer will submit Incidents and receive Support related to the TCK test harness set-up via an email alias that Sun will provide Customer.

            *Technical TCK Assistance and Support: Access to an e-mail alias through which Customer can receive up to five (5) staff hours per week of technical assistance related to setting up, running and interpreting the tests in the TCK, and Error or Incident tracking. Customer cannot carry forward, transfer or obtain a refund for unused support hours. In the event Sun requires third-party TCK certification and/or validation, this Program Module will exclude Incidents related to TCK certification and/ or validation issues.

            *Compatibility Logo: Provided that Customer is in compliance with the applicable Sun trademark license and upon receipt of Customer’s, or a third party’s (if required by Sun) certification that the compatibility requirements in the User’s Guide and the applicable Technology License have been met, Sun personnel will assist

Customer in obtaining the appropriate compatibility and other logos for each of the Supported Products and Technologies that have fulfilled such compatibility requirements.

            *Response Time: Sun will use reasonable commercial efforts to acknowledge receipt of service requests within three (3) business days. Acknowledgments are measured from the time Customer first contacts Sun with a service request to the time Sun makes its response.

            * Customer Product Lines: Support in connection with Customer Product Line(s) includes any new versions, updates or upgrades to the same created by Customer during the term of this Program Module.

            * Customer Contacts: One.

            * Unique User ID: Sun will provide each Customer Contact with an unique user ID and password which cannot be transferred to other Customer employees, contractors or agents.

4.0	Customer Responsibilities

4.1       Customer Contacts. Customer Contacts must be identified in writing to Sun within thirty (30) days of the Effective Date. All Customer Contacts must be located at Customer Site. Customer must notify Sun’s Licensee Support Engineer in writing whenever the Customer Contacts change. Sun will not be responsible for any delays or damages resulting from Customer’s failure to notify Sun of a change in its Customer Contacts.

4.2       Compatibility Testing. Customer shall be responsible for running and passing the TCK tests as required by the Technology License, including Attachment E of the Sun Community Source License as applicable. Any product tested or used with the TCK cannot be deployed or distributed unless such product is subject to and in compliance with a valid Technology License permitting commercial redistribution.

4.3       No Modifications. Customer shall not modify the source or binary code of the TCK test suites.

5.0	Exclusions

5.1       Exceptions to Support Obligations. Sun has no obligation to provide debugging assistance for Customer's applications under this Program Module.

5.2       Customer Sites. Support under this Program Module is provided only for TCKs located at the Customer Site. Support for additional Customer Sites may be purchased from Sun at an additional fee.

5.3       Supported Releases. Support is only available for the most current release of a TCK, and in Sun’s sole discretion, certain previous version releases of the TCK for a particular Supported Product or Technology.

6.0	Payments

            In order to receive the Support described in this Program Module, Customer must pay the Program Fees specified in this Program Module. Fees will be invoiced annually in advance. Program Fees shall be non-refundable and shall be due at Sun upon execution of this Agreement by the parties. The Program Fee for the initial year of Support under this Program Module is as specified in Amendment No. 1 to the MSA, for the two Supported Technologies indicated above.

7.0	Additional Supported Products

            The term of Support for any additional Supported Products and Technologies hereunder will be coterminous with the term of the Agreement. Fees due for such Support will be prorated on a twelve (12) month basis. The commencement date of additional Support will be the date the parties execute an additional Program Module for such additional Supported Products and Technologies.

Sun Microsystems, Inc.			Customer: Inprise Corporation

Signed:	/s/ Sheila R. Kerr	Signed:	/s/ Keith E. Gottfried

FOR NEAL CIVJAN

Name:	Sheila R. Kerr	Name:	Keith E. Gottfried

	(printed or typed)		(printed or typed)

Title:	Manager, Sales OPS	Title:	Senior Vice President, General Counsel & Corporate Secretary

Date:	12/29/00	Date:	12/29/00

ATTACHMENT A-7
J2ME JAVA TECHNOLOGY PROGRAM MODULE
(BASE PORTING KIT)

            This Program Module sets forth the Support provided by Sun directly to Customer for the Base Porting Kit program for Supported Products and Technologies. For purposes of this Program Module, “Technology License” means an agreement in effect with Sun or any of its affiliated companies at the time of an Incident and pursuant to which, Customer has been granted, at a minimum, the right to use Supported Products and Technology(ies) in source form.

1.0 Customer Support Information.

1.1	Supported Products and Technologies:

Java 2 Micro Edition Connected Limited Device Configuration (source)

Java 2 Micro Edition Mobile Information Device Profile (source)

1.2 Customer Product Line(s):

            JBuilder, JBuilder Handheld Express, JdataStore, MIDAS Client for Java, AppCenter, and VisiBroker, Customer’s integrated developer tool environments and developer tool environment supplemental products using Java platform technology.

1.3	Customer Site(s):

Address: 100 Enterprise Way, Scotts Valley, CA 95066

2.0	Definitions

2.1       “Product Line” means one (1) or more Customer products that, in addition to implementing or incorporating the same Supported Product or Technology, have substantially similar specifications for hardware, software, processors and other design elements. The Customer Product Lines for which Sun will provide Support shall be specified in this Program Module.

2.2       “Updates” means modifications, variations and enhancements, to the extent included in a patch or release of the Supported Product or Technology unless otherwise specified herein, which Sun generally licenses as a part of a Supported Product or Technology. This term does not include additional reference implementations or ports of any Java technology unless specifically licensed in the Technology License.

2.3       “Upgrades” means new versions of the Supported Products and Technologies designated exclusively by Sun as an “Upgrade” and released by Sun from time to time.

3.0	Support Features

            * Access to Technology Compatibility Kit (TCK): Customer will have on-line access to the TCK for each Supported Product or Technology in binary and source form, the TCK User Guide, Error Corrections to the same; frequently asked questions (FAQs) and TCK informational updates. The TCK for each Supported Product or Technology shall be made available to Customer at the same time that Sun, in its sole discretion, makes it available to commercial licensees of that Supported Product or Technology.

            * Access to Java Technology Licensee Website: On-line access to: Each Supported Product or Technology in source reference form, Upgrades, Updates, early access versions and interim builds of the same. As available, on-line access to: additional documentation, such as, technology specifications, white papers, and frequently asked questions (FAQs). Ability to submit, query, edit and retrieve Incident and Error reports related to Customer’s account and access Error Corrections. All Java Technology Licensee Website Updates, Upgrades, interim builds and early access versions related to a Supported Product or Technology shall be made available to Customer at the same time as other Customers who have purchased Update and Upgrade Support from Sun for such Supported Product or Technology, which in some cases, may be earlier than other Customers with a Technology License from Sun who have not purchased these Support services.

            *Compatibility Logo: Provided that Customer is in compliance with the applicable Sun trademark license and upon receipt of Customer’s, or a third party’s (if required by Sun) certification that the compatibility requirements in the User’s Guide and the applicable Technology License have been met, Sun personnel will assist Customer in obtaining the appropriate compatibility and other logos for each of the Supported Products and Technologies that have fulfilled such compatibility requirements.

            *Customer Product Lines: Support in connection with Customer Product Line(s) includes any new versions, updates or upgrades to the same created by Customer during the term of this Program Module.

            *Response Time: Sun will use reasonable commercial efforts to acknowledge receipt of service requests related to downloading issues within one (1) business day. Acknowledgments are measured from the time Customer first contacts Sun with a service request to the time Sun makes its response.

            *Product Release Information and Updates: Periodic description of plans for Supported Products and Technologies.

            *Customer Contacts: One (1) Customer Contact.

            * Unique User ID: Sun will provide the Customer Contact with an unique user ID and password which cannot be transferred to other Customer employees, contractors or agents.

            *Test Validity: Sun will provide reasonable assistance to determine validity of TCK tests, if requested by Customer.

4.0	Customer Responsibilities

4.1       Customer Contact. Customer Contacts must be identified in writing to Sun within thirty (30) days of the Effective Date. The Customer Contact must be located at Customer Site. Customer must notify Sun’s Licensee Support Engineer in writing whenever the Customer Contact changes. Sun will not be responsible for any delays or damages resulting from Customer’s failure to notify Sun of a change in its Customer Contact.

4.2       Compatibility Testing. Customer shall be responsible for running and passing the TCK tests as required by the Technology License, including Attachment E of the Sun Community Source License as applicable. Any product tested or used with the TCK cannot be deployed or distributed unless such product is subject to and in compliance with a valid Technology License permitting commercial redistribution.

4.3       No Modifications. Customer shall not modify the source or binary code of the TCK test suites.

5.0	Exclusions

5.1       Exceptions to Support Obligations. Sun has no obligation to provide debugging assistance for Customer's applications under this Program Module.

5.2       Customer Sites. Support under this Program Module is provided only for TCKs located at the Customer Site. Support for additional Customer Sites may be purchased from Sun at an additional fee.

5.3       Supported Releases. Support is only available for the most current release of a TCK, and in Sun’s sole discretion, certain previous version releases of the TCK for a particular Supported Product or Technology.

6.0	Payments

       In order to receive the Support described in this Program Module, Customer must pay the Program Fees per Supported Product and Technology specified in this Program Module. Fees will be invoiced annually in advance.

Program Fees shall be non-refundable and shall be due at Sun upon execution of this Agreement by the parties. The Program Fee for the initial year of Support under this Program Module is as specified in Amendment No. 1 to the MSA, for the three Supported Technologies indicated above.

7.0	Additional Supported Products

       The term of Support for any additional Supported Products and Technologies hereunder will be coterminous with the term of the Agreement. Fees due for such Support will be prorated on a twelve (12) month basis. The commencement date of additional Support will be the date the parties execute an additional Program Module for such additional Supported Products and Technologies.

Sun Microsystems, Inc.			Customer: Inprise Corporation

Signed:	/s/ Sheila R. Kerr	Signed:	/s/ Keith E. Gottfried

FOR NEAL CIVJAN

Name:	Sheila R. Kerr	Name:	Keith E. Gottfried

	(printed or typed)		(printed or typed)

Title:	Manager, Sales OPS	Title:	Senior Vice President, General Counsel & Corporate Secretary

Date:	12/29/00	Date:	12/29/00

ATTACHMENT A-8
J2ME JAVA TECHNOLOGY PROGRAM MODULE
(JAVA ENGINEERING CONNECTION – GOLD)

            This Program Module sets forth the Support provided by Sun directly to Customer for Supported Products and Technologies. For purposes of this Program Module, “Technology License” means an agreement in effect with Sun or any of its affiliated companies at the time of an Incident and pursuant to which, Customer has been granted at a minimum the right to use Supported Products and Technology(ies) in source form.

1.0	Customer Support Information

1.1	Supported Products and Technologies:

Java 2 Micro Edition Connected Limited Device Configuration (source)

Java 2 Micro Edition Mobile Information Device Profile (source)

1.2	Customer Site(s):

Address: 100 Enterprise Way, Scotts Valley, CA 95066

1.3	Field of Use: For use in JBuilder, JBuilder Handheld Express, JdataStore, MIDAS Client for Java, Customer’s integrated developer tool environments using Java platform technology.

2.0	Support Features

       Sun will provide Support within the Field of Use specified above as follows:

            * Access to Java Technology Licensee Website: On-line access to: porting guides; additional documentation (as available), such as, white papers; frequently asked questions (FAQs), and technology-related informational updates. Ability to submit, query, edit and retrieve Incident and Error reports related to Customer’s account and access Error Corrections. All Java Technology Licensee Website contents related to a Supported Product or Technology shall be made available to Customer at the same time that Sun, in its sole discretion, makes it available to Customers with a Technology License from Sun for that Supported Product or Technology.

            *Areas Covered: TCK test harness set-up assistance, architectural consulting, porting and tuning assistance, Error and Incident tracking, and questions regarding building a binary version of the Supported Product or Technology for one of Sun’s reference platforms on the supported hardware and operating system configurations specified by Sun.

            * Technical Account Manager. Includes the following:

            – A Technical Account Manager (“TAM””) designated by Sun will serve as the primary point of contact for the Customer. A Licensee Support Engineer (“LSE”) will also be designated by Sun for Customer. One individual may serve as TAM and LSE for Customer, at Sun’s discretion. The TAM and/or the LSE will assist the Customer in evaluating service levels and resolving outstanding technical issues related to Supported Products and Technologies, and will provide assistance for business and non-technical issues. The LSE and/or TAM will also provide first-hand information about Java technology source development. The TAM and/or LSE will contact Customer within thirty (30) days from the Agreement Effective Date to schedule an initial meeting or conference call, as appropriate. As a result of the initial meeting, the TAM and/or LSE will produce a Customer Support needs and requirements document which will serve to guide Sun’s delivery of Support Services to Customer.

The TAM and/or LSE will meet with Customer at least four (4) times per year regarding Customer’s project, at Customer’s site if requested by Customer.

            – Customer and the TAM/LSE may hold further meetings or calls as necessary to finalize the needs and requirements document for Customer’s project. The TAM/LSE and Customer, at minimum, will meet at the start of any new Customer project involving the Supported Products and Technologies.

            – Each party generally will be responsible for its own travel expenses related to all meetings. However, Sun in its sole discretion, may agree to pay certain travel expenses for Customer if a meeting is held at Sun’s facilities.

            * Product Release Information: Periodic description of plans for Supported Products and Technologies.

            *Technical Assistance and Support: Access to Sun Java technology support staff composed of one (1) TAM and (1) LSE as described above and other advisory personnel as needed by telephone, e-mail, facsimile and internet communications to receive debugging advice, porting assistance, compatibility testing assistance, and bug or other issue tracking. Such Sun personnel will be available Monday through Friday, excluding Sun holidays.

            Hours of Support Coverage:

               Europe, Middle East and Africa – 8:30AM to 4:30PM United Kingdom time zone

               Americas – 8:00AM to 5:00 PM Pacific time zone

               Asia/Pacific – 9:00AM to 6:00PM Singapore time.

            *Response Time: Sun will use reasonable commercial efforts to acknowledge receipt of service requests within one (1) business day. Acknowledgments are measured from the time Customer first contacts Sun with a service request to the time Sun makes its response.

            *Error Corrections: When made generally available by Sun to commercial licensees of the applicable Java Technology. Also made available in response to an Incident if Sun, in its sole discretion, deems it appropriate.

            *Customer Contacts: Up to three (3) Customer Contacts or three (3) Customer Sites.

            * Unique User ID: Sun will provide the Customer Contacts with a unique user ID and password which cannot be transferred to other Customer employees, contractors or agents.

            *Technology Forums: Subject to availability and space limitations, Customer may send up to three (3) employees to attend three (3) technology-specific events sponsored by Sun during the term of this Agreement at no charge. Sun, at its option, may charge Customer for attendance at additional technology events within the Agreement term. These technology events are provided by Sun on a periodic basis at Sun-designated sites. Customer is responsible for all travel, lodging and other expenses for its employees attending such events.

3.0	Customer Responsibilities

3.1       Error Corrections. Customer may make identical copies of Error Corrections for its internal use only. Customer may make no more copies than the number of Sun authorized copies of the Supported Products and Technologies permitted in the Technology License. Each copy of an Error Correction made by Customer must contain a label (a legend, for on-line versions) which includes the information included on the original copy provided by Sun, including all applicable copyright and trademark notices.

3.2       Unmodified Supported Product.

            A. Binary Code. To the extent portions of a Supported Product or Technology are provided by Sun in binary form only, Customer may obtain Support for such binary code portions only if: (i) Customer is requesting Support for an unmodified portion of the Supported Product or Technology, and (ii) Customer is able to demonstrate the problem with an unmodified copy of the Supported Product or Technology to Sun’s satisfaction.

            B. Source Code. Customer may obtain Support for the source code version of the Supported Product or Technology under this Agreement only if: (i) Customer is requesting Support for an unmodified portion of the

Supported Product or Technology running on platforms then currently supported by Sun and licensed to Customer in the Technology License; (ii) Customer is able to demonstrate the problem with an unmodified copy of the Supported Product or Technology to Sun’s satisfaction; and (iii) Customer makes reasonable efforts to identify the lines of source code related to a service request. If Customer cannot correctly identify the lines of source code related to a problem, Sun will use commercially reasonable efforts to meet the response times described in this Program Module but will not be obligated to provide Support within such response times.

3.3       Customer Contacts. Customer Contacts must be identified in writing to Sun within thirty (30) days of the Effective Date. All Customer Contacts must be located at Customer Site. Customer must notify Sun’s Licensee Support Engineer in writing whenever the Customer Contacts change. Sun will not be responsible for any delays or damages resulting from Customer’s failure to notify Sun of a change in its Customer Contacts.

3.4       End User Support. Customer shall provide technical and maintenance support services to Customer’s Distributors and End Users in accordance with Customer’s standard support practices. Sun shall not be responsible for providing any support to Customer’s Distributors and End Users for the Supported Products and Technologies.

4.0	Exclusions

4.1       Exceptions to Support Obligations. Sun has no obligation to provide Support under this Program Module, should such Support be required because of: (i) failure of Supported Product or Technology due to improper use; (ii) any alterations or modifications not authorized by Sun; (iii) causes external to Supported Product or Technology, including but not limited to, degrading effects caused by other software, hardware or environmental factors which prevents Supported Product or Technology from functioning properly. Support of the source code version of a Supported Product or Technology will not include writing or testing new source code, modified source code or device drivers on behalf of the Customer.

4.2       Customer Sites. Support under this Program Module is provided only for Supported Product or Technology located at the Customer Site. Support for additional Customer Sites may be purchased from Sun at an additional fee.

4.3       Supported Releases. Support is only available for the most current release, and in Sun’s sole discretion, one (1) previous version release of the Supported Product or Technology.

5.0	Payments

            In order to receive the Support described in this Program Module, Customer must pay the Program Fees specified in this Program Module. Fees will be invoiced annually in advance. Program Fees shall be non-refundable and shall be due at Sun upon execution of this Agreement by the parties. The Program Fee for the initial year of Support under this Program Module is as specified in Amendment No. 1 to the MSA, for the three Supported Technologies indicated above.

6.0	Additional Supported Products

            The term of Support for any additional Supported Products and Technologies hereunder will be coterminous with the term of the Agreement. Fees due for such Support will be prorated on a twelve (12) month basis. The commencement date of additional Support will be the date the parties execute an additional Program Module for such additional Supported Products and Technologies.

Sun Microsystems, Inc.			Customer: Inprise Corporation

Signed:	/s/ Sheila R. Kerr	Signed:	/s/ Keith E. Gottfried

For Neal Civjan

Name:	Sheila R. Kerr	Name:	Keith E. Gottfried

	(printed or typed)		(printed or typed)

Title:	Manager, Sales OPS	Title:	Senior Vice President, General Counsel & Corporate Secretary

Date:	12/29/00	Date:	12/29/00